Washington National Insurance Company



       1996 Audited GAAP Consolidated Financial Statements





    Report of Independent Auditors                           1

    Consolidated Balance Sheet                               2

    Consolidated Statement of Income                         3

    Consolidated Statement of Cash Flows                     4

    Consolidated Statement of Shareholder's Equity           5

    Notes to Consolidated Financial Statements               6

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     Board of Directors
     Washington National Insurance Company



     We have audited the accompanying consolidated balance sheet of Washington National Insurance Company as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Washington National Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

     As discussed in Note C, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.

                                        /c/ ERNST & YOUNG LLP

     Chicago, Illinois
     March 7, 1997

CONSOLIDATED BALANCE SHEET
(000s omitted)

            December 31,                                            1996         1995
----------------------------------------------------------------------------------------
Assets      Investments
              Fixed maturities-Available for sale at fair
                value (cost: $1,899,130; $1,953,314)          $1,931,129   $2,060,710
              Mortgage loans on real estate                      257,635      317,249
              Real estate and joint ventures                      19,882       33,918
              Policy loans                                        55,798       56,279
              Other long-term                                     11,812       27,744
              Short-term                                         102,720       47,920
            ----------------------------------------------------------------------------
            Total Investments                                  2,378,976    2,543,820
            Cash                                                   2,987        4,852
            Deferred acquisition costs                           242,488      235,499
            Reinsurance recoverables and prepaid premiums        109,555       49,502
            Accrued investment income                             31,671       32,652
            Insurance premiums in course of collection            12,051       14,718
            Property and equipment                                13,472       18,259
            Goodwill                                              17,679       18,385
            Separate Account                                      39,643       51,005
            Other                                                 18,104       40,781
            ----------------------------------------------------------------------------
            Total Assets                                      $2,866,626   $3,009,473
----------------------------------------------------------------------------------------
Liabilities Policy liabilities                                $2,282,537   $2,363,329
            General expenses and other liabilities               124,614      123,310
            Mortgage payable                                         740        1,309
            Short-term notes payable                                   -        1,175
            Income taxes (current: $562; $1,094)                  13,011       31,569
            Minority interest                                     58,478       56,381
            Separate Account                                      39,643       51,005
            ----------------------------------------------------------------------------
            Total Liabilities                                  2,519,023    2,628,078
----------------------------------------------------------------------------------------
Shareholder's  Common stock ($5.00 par value; authorized - 5,250
Equity       shares; issued and outstanding - 5,007 shares        68,274       68,274
            Retained earnings                                    264,876      267,871
            Net unrealized investment gains                       14,453       45,250
            ----------------------------------------------------------------------------
            Total Shareholder's Equity                           347,603      381,395
            ----------------------------------------------------------------------------
            Total Liabilities and Shareholder's Equity        $2,866,626   $3,009,473
----------------------------------------------------------------------------------------

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INCOME
(000s omitted)

              Year Ended December 31,                                 1996         1995         1994
--------------------------------------------------------------------------------------------------
Revenues      Insurance premiums and policy charges               $157,568     $145,407     $136,308
              Net investment income                                165,690      168,715      166,157
              Realized investment gains (losses)                       634       (1,136)      (1,425)
              Other                                                  4,447        4,342        3,978
              --------------------------------------------------------------------------------------
              Total Revenues                                       328,339      317,328      305,018
--------------------------------------------------------------------------------------------------
Benefits and  Insurance benefits paid or provided                  214,252      214,276      209,753
Expenses      Insurance and general expenses                        42,436       41,191       38,479
              Amortization of deferred acquisition costs            22,743       23,113       20,928
              --------------------------------------------------------------------------------------
              Total Benefits and Expenses                          279,431      278,580      269,160
--------------------------------------------------------------------------------------------------
Earnings      Income from continuing operations
               before income taxes and minority interest            48,908       38,748       35,858
              Income taxes on continuing operations                 16,815       11,958       10,073
              Minority interest                                      4,497        3,566        2,937
              --------------------------------------------------------------------------------------
              Income From Continuing Operations                     27,596       23,224       22,848
              --------------------------------------------------------------------------------------
              Discontinued Operations
              Income (loss) from discontinued operations,
                net of tax                                            (919)       7,154        6,686
              Loss on disposal, net of tax                         (25,080)           -            -
            ----------------------------------------------------------------------------------------
              Income (Loss) From Discontinued Operations           (25,999)       7,154        6,686
            ----------------------------------------------------------------------------------------
              Net Income                                          $  1,597     $ 30,378     $ 29,534
----------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CASH FLOWS
(000s omitted)

                Year Ended December 31,                                 1996         1995         1994
-------------------------------------------------------------------------------------------------------
Operating       Net income                                         $   1,597     $ 30,378     $ 29,534
Activities      Adjustments to reconcile to net cash
                 provided by operating activities
                   Increase in policy liabilities                     63,240       52,048       48,998
                   Change in reinsurance receivable                  (45,958)       4,058      (11,387)
                   Loss from discontinued operations,
                    net of tax                                        25,080            -            -
                   Deferred acquisition costs                        (13,265)     (11,561)      (3,894)
                   Other, net                                        (13,925)      14,141       18,140
               ----------------------------------------------------------------------------------------
                Net Cash Provided by Operating Activities             16,769       89,064       81,391
-------------------------------------------------------------------------------------------------------
Investing       Proceeds from sales
Activities         Fixed maturities - available for sale             209,200      308,663      113,375
                   Fixed maturities - held to maturity                     -        1,950            -
                   Mortgage loans, real estate, and other             31,107        4,744       18,239
                Proceeds from maturities, redemptions,
                 and distributions
                   Fixed maturities - available for sale              72,996       96,188      155,684
                   Fixed maturities - held to maturity                     -       19,417       17,313
                   Mortgage loans, real estate, and other             69,404       46,828       58,666
                Cost of purchases
                   Fixed maturities - available for sale            (228,961)    (507,084)    (399,418)
                   Fixed maturities - held to maturity                     -            -       (5,000)
                   Mortgage loans, real estate, and other             (9,887)      (6,495)     (26,068)
                Change in policy loans                                   481       (1,911)      (2,083)
                Net payments on sale of discontinued
                   operations                                        (11,702)           -            -
                Purchases of property and equipment                     (591)        (768)      (2,008)
                Net change in short-term investments                 (54,800)       3,722       15,710
               -----------------------------------------------------------------------------------------
                Net Cash Provided (Used) by Investing
                   Activities                                         77,247      (34,746)     (55,590)
-------------------------------------------------------------------------------------------------------
Financing       Policyholder account deposits                        149,924      150,469      143,627
Activities      Policyholder account withdrawals                    (234,036)    (194,006)    (169,278)
                Dividends to parent                                  (11,200)      (9,000)      (2,975)
                Repayment of mortgage payable                           (569)        (598)        (527)
                ---------------------------------------------------------------------------------------
                Net Cash Used by Financing Activities                (95,881)     (53,135)     (29,153)
-------------------------------------------------------------------------------------------------------
Change in Cash  Increase (Decrease) in Cash                           (1,865)       1,183       (3,352)
                Cash at Beginning of Year                              4,852        3,669        7,021
                ---------------------------------------------------------------------------------------
                Cash at End of Year                                $   2,987     $  4,852    $   3,669
-------------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
(000s omitted)

            Year Ended December 31,                                 1996         1995         1994
----------------------------------------------------------------------------------------------------
Common Stock        Balance at beginning of year                 $68,274      $68,274      $87,865
and Additional        Subsidiary stock issuances                       -            -      (19,591)
                    --------------------------------------------------------------------------------
Paid-In Capital     Balance at end of year                        68,274       68,274       68,274
----------------------------------------------------------------------------------------------------
Retained            Balance at beginning of year                 267,871      247,550      223,848
Earnings              Net income                                   1,597       30,378       29,534
                      Dividends to parent                         (8,100)      (9,100)      (5,975)
                      Change in unfunded pension loss              3,508         (957)         143
                    --------------------------------------------------------------------------------
                    Balance at end of year                       264,876      267,871      247,550
----------------------------------------------------------------------------------------------------
Net Unrealized      Balance at beginning of year                  45,250      (56,897)          (9)
Investment            Effect of change in accounting principle         -            -       39,424
Gains (Losses)        Change during year                         (30,797)      102,147     (96,312)
                  ----------------------------------------------------------------------------------
                    Balance at end of year                        14,453        45,250     (56,897)
----------------------------------------------------------------------------------------------------
                    Total Shareholder's Equity at End of Year   $347,603      $381,395    $258,927
----------------------------------------------------------------------------------------------------

See notes to consolidated financial statements.

Notes To Consolidated Financial Statements

Note A
Nature of Operations

Washington National Insurance Company (WNIC or the Company) is a wholly owned subsidiary of Washington National Corporation (WNC). WNIC and its indirectly owned insurance subsidiary, United Presidential Life Insurance Company (UPI) are engaged primarily in marketing and underwriting life insurance and annuities for individuals and specialty health insurance for educators. Based on assets and income, the life insurance and annuity products account for more than eighty percent of WNIC's business. The Company's surplus and specialty health insurance products for educators account for the remainder.

The markets for WNIC's life insurance and annuity products include individuals and small businesses seeking universal life insurance and other interest-sensitive life insurance and annuity products. The market for the Company's specialty health insurance products for educators consist primarily of school district employees.

The markets for the Company's discontinued operations include: individuals without employer-sponsored insurance in need of major medical coverage; and employers with 2 to 1,000 employees seeking employer-sponsored health insurance and associated life insurance and stop-loss insurance.

In November 1996, WNC signed a definitive agreement to merge with PennCorp Financial Group, Inc. (PennCorp). The transaction, which is subject to approval by WNC and PennCorp shareholders and certain regulatory agencies, is expected to be completed in the second quarter of 1997. Under the terms of the merger, the separate corporate existence of WNC will cease and PennCorp will continue as the surviving entity. The entities of WNIC and UPI will continue.

Note B
Significant Accounting Policies and Practices

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts and operations of the Company. Significant intercompany transactions have been eliminated. Certain amounts applicable to prior years' financial statements have been reclassified to conform to the 1996 presentation. Revenue and expense amounts related to the Company's health business sold in 1996 have been reclassified to discontinued operations (see "Discontinued Operations," Note D). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

The Company owns a 71.3% interest in United Presidential
Corporation (UPC), the parent company of UPI, a life insurance company domiciled in Indiana. The remaining 28.7% of UPC is owned by WNC. The operations of UPC are consolidated in the accompanying financial statements, with WNC's ownership of UPC represented by a minority interest.

Investments
Fixed Maturities. Fixed maturities include bonds, redeemable preferred stocks, and mortgage-backed securities with contractual maturities greater than one year. All of the Company's fixed maturities are classified as "available for sale" and are carried at fair value. The carrying value of the Company's fixed maturity portfolio is inversely impacted by increases and decreases in market interest rates which may change significantly in short time periods.

In 1995, the Company transferred its $84,146,000 of "held to maturity" fixed maturities to "available for sale" resulting in a $5,337,000 increase to unrealized investment gains. The Company no longer holds any fixed maturities as "held to maturity."

Mortgage Loans on Real Estate. Mortgage loans on real estate are carried at unpaid principal balance, net of allowance for losses. The allowance is based on estimated uncollectible amounts considering past credit loss experience and current economic conditions and is subject to fluctuation based on actual experience. Loans for which the Company determines that it is probable that all amounts due under the contractual terms will not be collected, are deemed to be impaired and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

Real Estate and Joint Ventures. In general, real estate investments are considered available for sale and carried at the lower of book or fair value less estimated costs to sell. Joint ventures are accounted for using the equity method.

Policy Loans. Loans to policyholders are carried at the unpaid principal balance.

Other Long-term Investments. Other long-term investments consist of investments in equity securities reported at fair value, and venture capital investments that are accounted for under the equity method.

Short-term Investments. Short-term investments include commercial paper, variable demand notes, and money market funds and are carried at amortized cost.

Net Investment Income. Net investment income consists primarily of interest and dividends less expenses. Interest on fixed maturities and performing mortgage loans, adjusted for any amortization of discount or premium, is recorded as income when earned and includes adjustments resulting from prepayments or expected changes in prepayments on mortgage-backed securities. Income on impaired loans and real estate is recorded principally on a cash basis. Income on investments accounted for under the equity method is recognized as it becomes earned. Investment expenses are accrued as incurred.

Realized Investment Gains and Losses. Realized investment gains and losses are recognized using the specific identification method and include write-downs on investments having an other-than-temporary decline in value.

Unrealized Investment Gains and Losses   Unrealized investment
gains and losses on investments carried at fair value, net of deferred taxes and adjustments for certain deferred acquisition costs, are recorded directly in shareholder's equity.

Depreciation
Depreciation for real estate investments and property and equipment is based on the estimated useful life of the asset primarily using the straight-line method. Information on depreciation related to continuing operations follows:

-----------------------------------------------------------
Accumulated Depreciation
(000s omitted)                 1996       1995
-----------------------------------------------------------
Real estate investments     $13,175    $12,635
Property and equipment        4,355      3,571
-----------------------------------------------------------

-----------------------------------------------------------
Depreciation Expense
(000s omitted)                 1996       1995      1994
-----------------------------------------------------------
Real estate investments     $   940    $ 1,320    $1,453
Property and equipment          784      1,137     1,333
-----------------------------------------------------------

Insurance Premiums and Policy Charges
Insurance premiums and policy charges include reinsurance premiums assumed and are net of reinsurance ceded. Health insurance premiums are earned on a pro rata basis over the policy period. Premiums for traditional life insurance products are recognized as revenues when due. Revenues for certain interest-sensitive products consist of charges earned and assessed against policy account balances during the period for the cost of insurance, policy initiation fees, policy administration expenses, and surrender charges.

Deferred Acquisition Costs (DAC)
Certain costs associated with acquiring new business are deferred and amortized to income over time. Amortization of costs for traditional life insurance and health products is over the premium paying period and is based on assumptions consistent with those used in determining policy benefit reserves. Actual results may differ significantly from these assumptions. For certain interest-sensitive products, costs are amortized over the estimated life of those products in proportion to the present value of estimated gross profits from surrender charges and investment, mortality, and expense margins. Changes in the amount or timing of estimated gross profits will result in adjustments in the cumulative amortization of these costs.

To the extent that unrealized investment gains or losses on fixed maturities would result in an adjustment of DAC had those investment gains or losses been realized, the related unamortized
DAC is adjusted and included in shareholder's equity.

The unamortized cost of purchased insurance in force is included in DAC and amortized in proportion to the present value of estimated gross profits over an estimated twenty year remaining life with interest rates ranging from 7.5% to 8.5%.

The changes in the unamortized cost of purchased insurance in force for the years ended December 31 follow:

-------------------------------------------------------------------------------
(000s omitted)                                     1996       1995       1994
-------------------------------------------------------------------------------
Balance at beginning of year                    $29,130    $45,282    $41,902
Interest on unamortized balance                   2,702      2,915      3,136
Amortization                                     (6,038)    (5,635)    (6,026)
Effect of unrealized investment gains and losses  5,620    (13,432)     6,270
-------------------------------------------------------------------------------
Balance at end of year                          $31,414    $29,130    $45,282
-------------------------------------------------------------------------------

The estimated percentage of the December 31, 1996 balance before the effect of unrealized investment gains and losses to be amortized over the next five years follows:

------------------------------------------------------------------------------
                         1997      1998      1999      2000      2001
------------------------------------------------------------------------------
Percent Amortization   15.25%    14.22%    13.72%    13.48%    13.30%
------------------------------------------------------------------------------

Policy Liabilities
Liabilities for future policy benefits for traditional life insurance products are provided on the net level premium method. The Company bases reserve calculations on the present value of future net premiums, benefits, and expenses, using estimates of future investment yields, mortality, and withdrawal rates, adjusted to provide for possible adverse deviation. Interest rate assumptions are graded and ranged from 4.5% to 7.5% at December 31, 1996. Withdrawal assumptions are based principally on Company experience and vary by issue age, type of coverage, and duration.

Liabilities for future policy benefits of certain interest-sensitive products are based on policy account balances prior to applicable surrender charges, deferred policy initiation fees that are recognized as income over the term of the policies, and, for certain policies, a provision for the return of cost of insurance charges. Policy benefits and claims that are charged to expense include benefit claims in excess of related policy accounts incurred in the period, interest credited to policy balances, and a provision for the return of the cost of insurance charges. Credited interest rates for these products ranged from 4.0% to 6.75% at December 31, 1996.

Liabilities for policy and contract claims are determined using statistical analyses and case-basis evaluations and represent estimates of the expected cost of incurred claims. Revisions to these estimates are recognized in the consolidated statement of income in the period when the revisions are made.

Goodwill
The amount paid to acquire a company over the fair value of its net assets is reported as goodwill and is being amortized on a straight-line basis, over a thirty-five year period. The value of goodwill is considered appropriate based on the long-term nature of the insurance policies sold. Accumulated amortization of goodwill was $7,450,000 and $6,744,000 at December 31, 1996 and 1995, respectively.

Separate Account
Separate Account assets and liabilities are principally carried at fair value and represent funds that are separately administered for annuity contracts for which the contract holders bear the investment risk. The assets are legally segregated from the Company's assets and are not subject to any claims that arise from any other business of the Company. Investment income and realized investment gains and losses accrue directly to the contract holders and are excluded from the accompanying consolidated statement of income.

Income Taxes
The Company files a consolidated life/nonlife federal income tax return. The Company establishes deferred tax provisions for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at the enacted tax rate expected to be in effect when the temporary differences reverse. A valuation allowance for deferred tax assets is provided for the portion of the asset not expected to be realized.

Reinsurance
In the normal course of business, the Company minimizes its exposure to loss by reinsuring a portion of its life insurance, annuity, and health insurance risks with other insurance companies. The Company's policy on claim exposure for life insurance and annuity products is to retain a maximum of $300,000 of life insurance exposure on any one individual. The Company retains 100% of all long-term disability and a maximum of 50% of all long-term care claims.

For continuing operations, the Company cedes reinsurance to entities with A. M. Best ratings of "A-" or better or to entities required to maintain assets in an independent trust fund whose fair value is sufficient to discharge the obligations of the reinsurer. Reinsurance contracts do not discharge the Company from its obligations to the policyholders.

Benefit amounts paid directly by the Company for insurance claims covered under ceded reinsurance agreements are recorded as reinsurance recoverables to the extent not already reimbursed. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

For the Company's discontinued operations, paid-claim exposure for group insurance products is limited to $750,000 per claim for major medical coverage and $250,000 per claim for individual stop-loss in any one calendar year. WNIC's reinsurance for individual health insurance claims was designed to protect the Company from an excessive amount of claims over $250,000 on an individual claim basis.

Note C
New Accounting Standard

Effective January 1, 1994, the Company adopted SFAS 115,
"Accounting for Certain Investments in Debt and Equity
Securities." The effect of the adoption resulted in an increase to shareholder's equity of $39,424,000.

Note D
Discontinued Operations

In May, 1996, the Board of Directors of the Company's parent approved a plan to dispose of the Company's health insurance business. The Company ceased the writing of this type of business effective November 1, 1996. The sale of the individual and small group health insurance to Pioneer Life Insurance Company (PLIC) closed on August 2, 1996 and provided that PLIC would purchase the Company's individual and small group health business, through a reinsurance transaction, for a purchase price of $19,000,000.

The $19,000,000 was received at the close of the transaction. PLIC has assumed the risks incurred related to this business after August 1, 1996 except for a small run-off block of New Jersey guaranteed issue business. The Company believes it has made adequate provisions in the accrual for the loss on the sale for the claims incurred prior to August 1, 1996 and the risks not assumed by PLIC.

The sale of the remaining health insurance business, the large group business, to Trustmark Insurance Company (Mutual) closed on October 30, 1996, through a reinsurance transaction, that provides that the Company will receive future consideration based on persistency. The future consideration to be received is .5% of premiums and premium equivalents, during the first three years on groups that renew with Trustmark. The Company has estimated this amount to be approximately $1,300,000 based on past persistency and premium levels. The Company has retained responsibility for the profit or loss on this business through the next renewal date of each group. As a result, the Company has recorded a provision for future losses on this business in the accrual for the loss on sale.

The transactions resulted in the Company recording an estimated net loss of $25,080,000, net of a tax credit of $12,500,000. The loss consists principally of the future operating losses of this business for which the Company remains responsible after the measurement date, employee severance costs, the cost to terminate the Company's defined benefit pension plan, related net asset write-offs, and other related disposal costs net of the anticipated proceeds. The loss is an estimate due to the nature of the transactions and may change in future periods.

Both current and previously reported operating results of the sold business have been reported in the consolidated statement of income as discontinued operations. As permitted, the consolidated balance sheet has not been segregated between continuing and discontinued operations. At December 31, 1996, the business had remaining assets of approximately $220,444,000 consisting primarily of invested assets and a $72,840,000 reinsurance receivable, and liabilities of approximately $220,444,000 consisting primarily of policy liabilities.

Revenues for the discontinued operations were $268,746,000, $379,066,000, and $351,609,000 in 1996, 1995, and 1994,
respectively.

Note E
Policy Liabilities

Detail of WNIC's policy liabilities at December 31 follows:

----------------------------------------------------------
(000s omitted)                   1996              1995
----------------------------------------------------------
Future policy benefits
 Annuities                 $1,144,935        $1,228,947
 Life                         865,155           837,990
Policy and contract claims    212,074           219,755
Unearned premiums              37,633            37,382
Other                          22,740            39,255
----------------------------------------------------------
Total policy liabilities   $2,282,537        $2,363,329
----------------------------------------------------------

Activity in the liability for short duration unpaid claims and short duration claim adjustment expense reported in continuing operations (included in policy and contract claims and a component of general expenses and other liabilities) follows:

----------------------------------------------------------
(000s omitted)                  1996      1995       1994
----------------------------------------------------------
Balance at January 1         $59,417   $58,333    $55,137
Incurred relating to:
 Current year                 55,978    53,247     54,395
 Prior years                   1,970       988     (3,400)
----------------------------------------------------------
Total incurred                57,948    54,235     50,995
----------------------------------------------------------
Paid relating to:
 Current year                 23,375    23,436     22,727
 Prior years                  31,423    29,715     25,072
----------------------------------------------------------
Total paid                    54,798    53,151     47,799
----------------------------------------------------------
Net balance at December 31   $62,567   $59,417    $58,333
----------------------------------------------------------

Note F
Investments

Fixed Maturities
A comparison of amortized cost to fair value of fixed maturity investments by category at December 31 follows:

-----------------------------------------------------------------------------------------------------------------
                                                     Amortized            Gross Unrealized                  Fair
(000s omitted)                                            Cost             Gains      Losses               Value
-----------------------------------------------------------------------------------------------------------------
                                                                                     1996
-----------------------------------------------------------------------------------------------------------------
United States government obligations                $   70,150          $  1,604        $536          $   71,218
Obligations of states and political subdivisions        78,993             2,426         350              81,069
Public utilities                                       149,986             2,567       2,408             150,145
Industrial and miscellaneous                         1,000,227            33,921       9,070           1,025,078
Mortgage-backed securities                             575,902             9,385       6,842             578,445
Other                                                   23,872             1,376          74              25,174
-----------------------------------------------------------------------------------------------------------------
Total fixed maturities                              $1,899,130          $ 51,279     $19,280          $1,931,129
-----------------------------------------------------------------------------------------------------------------
                                                                                     1995
-----------------------------------------------------------------------------------------------------------------
United States government obligations                $   75,750          $  4,860         $66          $   80,544
Obligations of states and political subdivisions        78,824             3,685          89              82,420
Public utilities                                       147,206             8,216         296             155,126
Industrial and miscellaneous                           989,348            71,124       2,510           1,057,962
Mortgage-backed securities                             634,236            19,404         627             653,013
Other                                                   27,950             3,695           -              31,645
-----------------------------------------------------------------------------------------------------------------
Total fixed maturities                              $1,953,314          $110,984     $ 3,588          $2,060,710
-----------------------------------------------------------------------------------------------------------------

During 1995, the Company sold one "held to maturity" investment with an amortized cost of $2,000,000. The sale, which resulted in a realized investment loss of $50,000, was made as a result of significant deterioration of the bond issuer's creditworthiness.

The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, follow. Expected maturities differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without penalties. In addition, corporate requirements may result in sales before maturity.

------------------------------------------------------------
                            Amortized           Fair
(000s omitted)                   Cost          Value
------------------------------------------------------------
Due in 1997                $   23,091     $   23,349
Due in 1998 - 2001            223,938        229,792
Due in 2002 - 2006            453,073        462,647
Due after 2006                623,126        636,896
Mortgage-backed securities    575,902        578,445
------------------------------------------------------------
Total fixed maturities     $1,899,130     $1,931,129
------------------------------------------------------------

Mortgage Loans on Real Estate
Mortgage loan diversification at December 31, 1996 is as follows:

------------------------------------------------------------
                            Carrying          % of
(000s omitted)                 Value         Total
------------------------------------------------------------
Property type
 Retail                     $155,054          60.2%
 Office                       28,307          11.0
 Industrial                   22,097           8.6
 Medical                      16,610           6.4
 Multi-family residential     11,309           4.4
 All other (1)                24,258           9.4
------------------------------------------------------------
Total                       $257,635         100.0%
------------------------------------------------------------
Geographic distribution
 California                $  42,760          16.6%
 Illinois                     33,754          13.1
 Florida                      29,463          11.4
 Indiana                      29,189          11.3
 Texas                        17,666           6.9
 North Carolina               16,231           6.3
 Virginia                     14,062           5.5
 All other (1)                74,510          28.9
------------------------------------------------------------
Total                       $257,635         100.0%
------------------------------------------------------------

(1)     No holdings in any other property
   type or state exceed $10,000,000.

Information on mortgage loan maturities at December 31, 1996 follows:

---------------------------------------------------------------------
                                 Scheduled
                                 Principal     Balloon
(000s Omitted)                    Payments    Payments       Total
---------------------------------------------------------------------
1997                              $ 10,724    $ 29,096    $ 39,820
1998                                11,691       6,847      18,538
1999                                12,544       4,699      17,243
2000                                13,083       5,051      18,134
2001                                13,218      20,310      33,528
Due after 2001                      70,362      60,010     130,372
---------------------------------------------------------------------
Total                             $131,622    $126,013    $257,635
---------------------------------------------------------------------

Information on mortgage loan impairment for the years ended
December 31 follows:

-------------------------------------------------------------------------------------
(000s omitted)                                                 1996         1995
-------------------------------------------------------------------------------------
Non-impaired loans (net of allowance:  $6,721; $7,171)     $248,217     $306,847
Impaired loans (without allowance)                            9,418        7,640
Impaired loans (net of allowance:  $_; $135)                      -        2,762
-------------------------------------------------------------------------------------
Total mortgage loans                                       $257,635     $317,249
-------------------------------------------------------------------------------------
Average investment in impaired mortgage loans              $  9,641     $  5,812
Income recognized on impaired mortgage loans                    584          732
Income received on impaired mortgage loans                      534          714
-------------------------------------------------------------------------------------

A rollforward of the allowance for mortgage loan losses follows:

------------------------------------------------------------------------
(000s omitted)               1996        1995        1994
------------------------------------------------------------------------
Balance at January 1       $7,306     $ 8,032     $12,031
Additions                       -         400       1,501
Deductions                   (585)     (1,126)     (5,500)
------------------------------------------------------------------------
Balance at December 31     $6,721     $ 7,306    $  8,032
------------------------------------------------------------------------

Realized Investment Gains and Losses
Details of realized investment gains (losses) for the years ended
December 31 follow:

-----------------------------------------------------------------------
(000s omitted)                   1996        1995        1994
-----------------------------------------------------------------------
Fixed maturities
 Gross gains                 $  4,054     $ 7,257     $ 2,026
 Gross losses                  (3,524)     (7,740)     (3,760)
-----------------------------------------------------------------------
Total fixed maturities            530        (483)     (1,734)
Mortgage loans on real estate     101         (52)        (82)
Equity securities                 355        (192)      1,447
Real estate and other            (352)       (409)     (1,056)
-----------------------------------------------------------------------
Realized investment
 gains (losses)              $    634     $(1,136)    $(1,425)
-----------------------------------------------------------------------

Investment Income
Major sources of net investment income from continuing operations for the years ended December 31 follow:

-----------------------------------------------------------------------
(000s omitted)                   1996        1995        1994
-----------------------------------------------------------------------
Fixed maturities             $139,039    $138,998    $134,866
Mortgage loans on real estate  25,668      27,981      32,008
Real estate and other           5,108       7,103       8,181
Policy loans                    3,828       3,643       3,459
Short-term                      2,704       2,930       2,091
-----------------------------------------------------------------------
Gross investment income       176,347     180,655     180,605
Investment expenses            10,657      11,940      14,448
-----------------------------------------------------------------------
Net investment income        $165,690    $168,715    $166,157
-----------------------------------------------------------------------

Investment expenses consist primarily of real estate and portfolio management expenses.

At December 31, 1996, the carrying value of investments that produced no income for the previous twelve month period was $4,124,000 or less than 1% of invested assets.

Unrealized Investment Gains and Losses
The following table details the net unrealized investment gains and losses included in shareholder's equity:

-----------------------------------------------------------------------
(000s omitted)                        1996          1995
-----------------------------------------------------------------------
Gross unrealized gains             $53,692      $112,849
Gross unrealized losses            (20,039)       (4,316)
DAC                                 (8,115)      (37,700)
Deferred income taxes               (8,930)      (21,035)
Minority interest                   (2,155)       (4,548)
-----------------------------------------------------------------------
Net unrealized investment gains    $14,453      $ 45,250
-----------------------------------------------------------------------

The change in gross unrealized net gains and losses for fixed maturity investments was $(75,397,000), $226,872,000, and
$(201,808,000) in 1996, 1995, and 1994, respectively.

Non-Cash Investing Activities
During 1996, 1995, and 1994, non-cash investing activities totaled $8,461,000, $10,707,000, and $4,009,000, respectively, and consisted of real estate acquired through foreclosure of fixed maturities and mortgage loans on real estate, purchase money mortgages, and venture capital distributions of common stock.

Note G
Defined Benefit and Contribution Plans

Retirement Plans
The Company has three qualified defined contribution retirement plans: a non-contributory money-purchase retirement plan, a non-contributory discretionary profit sharing plan, and a contributory 401(k) plan. The plans cover substantially all employees who have met the prescribed requirements for participation. The Company contribution to the money-purchase retirement plan is 3% of each employee's compensation plus an additional 3% of compensation in excess of the Social Security wage base. The Company contribution to the profit sharing plan is at the discretion of both WNIC's and UPI's Boards of Directors in consultation with WNC's Board of Directors. Employees may contribute up to 12% of compensation to the 401(k) plan. The Company matches employee contributions dollar for dollar up to a maximum of 3% of compensation. The net pension expense for continuing operations for the defined contribution plans in 1996, 1995, and 1994 was $1,633,000, $1,237,000, and $928,000,
respectively. As a result of the Company's decision to dispose of the health business in 1996, the plans are considered partially terminated under present income tax law. The affect of the partial termination is an accelerated vesting schedule which vests at 100% those employees who leave the Company under certain conditions on or after August 1, 1996. Active employees who remain with the Company are not 100% vested until they meet the service requirements of the plans.

The Company has a non-qualified supplemental retirement plan under which benefits are paid to certain employees equal to the amounts by which the qualified plan benefits are reduced due to provisions of the Internal Revenue Code (IRC). At both December 31, 1996 and 1995, the unfunded liability for the supplemental retirement plan was not material. This Plan will be terminated at the completion of the merger with PennCorp and the benefits distributed to the participants.

The Company has two defined benefit retirement plans, the Washington National Retirement Plan ("WNIC Plan") and the United Presidential Corporation Employees' Retirement Plan ("UPI Plan") both of which cover certain grandfathered employees and agents. Benefits are based principally on years of service and compensation. In connection with the Company's disposal of the health business, the WNIC Plan was terminated on October 1, 1996. The Company is committed to fund amounts sufficient to meet all benefit obligations under the WNIC Plan which are not covered by plan assets. The distribution of plan assets to participants will occur through the first half of 1997. The UPI Plan has been amended to terminate the accrual of future benefits. The funding policy is to contribute annually at least the minimum amounts required by the IRC.

The components of net periodic pension income reported in income from continuing operations for the defined benefit plans for the years ended December 31 follow:

-------------------------------------------------------------------------------------
(000s omitted)                                       1996         1995         1994
-------------------------------------------------------------------------------------
Interest cost on projected benefit obligations    $ 1,773      $ 1,734      $ 1,824
Actual return on plan assets                       (2,838)      (3,419)        (419)
Net amortization and deferral                         176        1,118       (2,054)
-------------------------------------------------------------------------------------
Net periodic pension income                       $  (889)     $  (567)     $  (649)
-------------------------------------------------------------------------------------

The funded status and the amounts reported in WNIC's Consolidated
Balance Sheet as part of other liabilities for the defined benefit plans at December 31 follow:

-----------------------------------------------------------------------------------------------
(000s omitted)                                                             1996         1995
-----------------------------------------------------------------------------------------------
Actuarial present value of accumulated benefit obligations:
 Vested                                                                $(24,005)    $(26,501)
 Non-vested                                                                 (81)         (78)
-----------------------------------------------------------------------------------------------
Accumulated benefit obligations                                        $(24,086)    $(26,579)
-----------------------------------------------------------------------------------------------
Projected benefit obligations                                          $(24,086)    $(26,579)
Plan assets at fair value                                                24,624       25,482
-----------------------------------------------------------------------------------------------
Plan assets in excess of (less than) projected benefit obligations     $    538     $ (1,097)
-----------------------------------------------------------------------------------------------
Comprised of:
 Prepaid pension cost                                                  $  4,389     $  3,190
 Unrecognized actuarial net loss                                         (6,464)      (8,207)
 Unrecognized transition asset                                            2,613        3,920
-----------------------------------------------------------------------------------------------
Total                                                                  $    538     $ (1,097)
-----------------------------------------------------------------------------------------------

In addition, WNIC's Consolidated Balance Sheet includes an accrual of $3,500,000 for the estimated funding for the termination of the WNIC Plan.

Plan assets are invested principally in mutual funds, stocks, and venture capital funds. The WNIC Plan held 415,564 shares of WNC Common and 17,108 shares of WNC Preferred Stock at both December 31, 1996 and 1995 with a fair market value of $12,322,000 and $12,408,000, respectively. Dividends of $492,000 were received on the WNC Common and Preferred Stock in both 1996 and 1995. No WNC shares were purchased or sold during 1996 or 1995. The Company will repurchase the shares from the WNIC Plan in 1997 in connection with the distribution of plan assets to participants.

The actuarial assumptions used to measure the projected benefit obligations include:

---------------------------------------------------------------------------------------
                                                          1996      1995      1994
---------------------------------------------------------------------------------------
Weighted-average discount rate                            7.0%      7.0%      7.5%
Weighted-average expected rate of return on plan assets   7.6%      7.6%      7.6%
---------------------------------------------------------------------------------------

The UPI Plan and the WNIC Plan (prior to the WNIC's Plan termination) transition asset is being amortized over a fourteen-year period. Actuarial gains and losses are deferred and then amortized over a fourteen-year period when the cumulative deferred amounts exceeded certain limits.

Postretirement Benefit Plan

In addition to the Company's retirement programs, a contributory group life and medical insurance plan is provided to certain eligible retirees and certain grandfathered active employees who have met a combination of age and service requirements (the
Plan). The Plan pays a stated percentage of most medical expenses, reduced for deductibles and payments made by government programs or other group coverage. Active employees who are not included in the grandfathered group are eligible for $10,000 of life insurance benefits under the Plan after reaching a combination of age and service requirements.

In 1993, the Company established a Voluntary Employees' Beneficiary Association (VEBA) trust under section 501(c)(9) of the IRC for the purpose of paying out postretirement benefits to plan participants. The VEBA is funded annually, based on the difference between the net periodic postretirement benefit expense as measured by statutory accounting rules and the retiree medical claims incurred during the respective periods, subject to certain IRC limitations. Assets of the VEBA trust were invested in a short- term government money market fund and corporate demand notes at December 31, 1996.

The components of net periodic postretirement benefit expense for continuing operations for the years ended December 31 follow:

------------------------------------------------------------------------------
(000s omitted)                                  1996      1995      1994
------------------------------------------------------------------------------
Interest cost                                 $1,657    $1,537    $1,654
Service cost                                      53        40        46
Return on plan assets                           (234)     (181)      (23)
Net amortization and deferral                     51        68       188
------------------------------------------------------------------------------
Net periodic postretirement benefit expense   $1,527    $1,464    $1,865
------------------------------------------------------------------------------

The funded status of the plan and the amount recognized in WNIC's
Consolidated Balance Sheet as part of other liabilities at December 31 follow:

-------------------------------------------------------------------------------------------------
(000s omitted)                                                               1996         1995
-------------------------------------------------------------------------------------------------
Accumulated postretirement benefit obligation
 Retirees, dependents, and disabled participants                         $(22,024)     $(27,578)
 Fully eligible active plan participants                                     (680)         (997)
 Other active plan participants                                              (263)       (1,048)
-------------------------------------------------------------------------------------------------
Total accumulated postretirement benefit obligation                       (22,967)      (29,623)
Fair value of plan assets                                                   6,568         4,516
-------------------------------------------------------------------------------------------------
Accumulated postretirement benefit obligation in excess of plan assets   $(16,399)     $(25,107)
-------------------------------------------------------------------------------------------------
Comprised of
 Accrued postretirement benefit expense                                  $(21,700)     $(23,074)
 Unrecognized actuarial net gain (loss)                                     5,134        (2,215)
 Unrecognized prior service cost                                              167           182
-------------------------------------------------------------------------------------------------
Total                                                                    $(16,399)     $(25,107)
-------------------------------------------------------------------------------------------------

The actuarial assumptions used to measure the postretirement benefit obligation include:

-------------------------------------------------------------------------------
                                               1996      1995      1994
-------------------------------------------------------------------------------
Weighted-average discount rate                 7.25%    7.00%     7.50%
Weighted-average after-tax expected rate of
 return on plan assets                         4.60%    4.60%     4.60%
Estimated income tax rate                     34.00%   34.00%    34.00%
-------------------------------------------------------------------------------

The health care cost trend rate in 1996 was 11.1% for pre-age 65 and 9.3% for post-age 65 participants, graded evenly to 5.0% in 13 years. The health care trend rate used in 1995 was 11.5% for pre-age 65 and 9.7% for post-age 65 participants, graded evenly to 5.0% in 14 years. The health care cost trend rate assumption has a significant effect on the amounts reported. Increasing the trend rate by 1% per year would increase the accumulated postretirement benefit obligation by $1,939,000 at December 31, 1996 and the aggregate of the service and interest cost components of net periodic postretirement benefit expense by $197,000 in 1996.

Note H
Reinsurance

The effect of reinsurance on insurance premiums and policy charges earned from continuing operations for the years ended
December 31 follows:

------------------------------------------------------------------------
(000s omitted)                           1996      1995      1994
------------------------------------------------------------------------
Direct premiums and policy charges   $206,659  $198,803  $193,181
Premiums ceded                        (49,091)  (53,396)  (56,873)
------------------------------------------------------------------------
Net premiums and policy charges      $157,568  $145,407  $136,308
------------------------------------------------------------------------

Reinsurance benefits ceded from continuing operations were $19,837,000, $19,619,000, and $19,134,000, in 1996, 1995, and
1994, respectively.

At December 31, 1996, approximately 66% of WNIC's total reinsurance recoverables related to the Company's discontinued operations. Of the 66%, 85% was from PLIC as a result of the sale of the individual and small group business and 12% was due from UNUM Life Insurance Company. Of WNIC's total reinsurance recoverables, 21% were due from Combined Insurance Company of America.

The Company uses yearly renewable term reinsurance at its insurance subsidiary to maintain statutory profitability and other statutory financial requirements while sustaining growth. The cumulative contribution to statutory basis capital and surplus from this reinsurance was $8,018,000 and $8,202,000 at December 31, 1996 and 1995, respectively. These transactions do not materially impact the Company's GAAP financial statements.

Note I
Income Taxes

Components of WNIC's deferred tax liabilities and assets at December 31 follow:

-------------------------------------------------------------------------
(000s omitted)                                      1996       1995
-------------------------------------------------------------------------
Deferred tax liabilities:
 DAC                                             $76,641  $  75,789
 Unrealized investment gains                      11,288     33,768
 Accrued bond discount                             1,791      1,630
 Joint ventures and venture capital investments    1,781      2,150
 Other                                               871      1,739
-------------------------------------------------------------------------
Total deferred tax liabilities                    92,372    115,076
Deferred tax assets:
 Policy liability adjustments                     57,469     65,576
 Liabilities for employee benefits                12,741     13,723
 Realized investment losses                        8,276      5,718
 Net liabilities related to discontinued business  4,924          -
 Other                                             4,286      4,672
-------------------------------------------------------------------------
Total deferred tax assets                         87,696     89,689
Valuation allowance                               (7,773)    (5,088)
-------------------------------------------------------------------------
Deferred tax assets, net of valuation allowance   79,923     84,601
-------------------------------------------------------------------------
Net deferred tax liabilities                     $12,449  $  30,475
-------------------------------------------------------------------------

Other than capital gain or loss items, the nature of WNIC's deferred tax assets and liabilities is such that the general reversal pattern for these temporary differences is expected to result in a full realization of WNIC's deferred tax assets.

At December 31, 1996, WNIC had capital loss carryforwards for tax return purposes of $110,000, which will expire in 2000. For financial reporting purposes, a valuation allowance has been recognized to offset the deferred tax assets related to those carryforwards, investment loss reserves, and other capital loss-related deferred tax assets not expected to be realized. The valuation allowance increased by $2,685,000 in 1996 and decreased by $10,510,000 in 1995.

Prior to 1984, the Company was required to accumulate certain untaxed amounts in a memorandum "policyholders' surplus account." Under the Tax Reform Act of 1984, the "policyholders' surplus account" balances were capped at December 31, 1983 and taxed only to the extent distributed to shareholders or when they exceed certain prescribed limits. The Company does not intend to make any taxable distributions or to exceed the prescribed limits in the foreseeable future; therefore, no income tax provision has been made for those purposes. However, if such taxes were assessed, the amount of tax payable would be approximately $19,922,000. At December 31, 1996, the combined "policyholders' surplus account" of the Company approximates $57,000,000.

Under current and prior law, income of the Company taxed on a current basis is accumulated in a shareholder's surplus account and can be distributed without tax to WNC. At December 31, 1996, this shareholder's surplus was $279,711,000.

The following reconciles the difference between actual tax expense and the amounts obtained by applying the statutory federal income tax rate of 35%:

---------------------------------------------------------------------------------------
(000s omitted)                                                1996      1995      1994
---------------------------------------------------------------------------------------
Income tax at statutory rate applied to income from
 continuing operations before income taxes                 $15,544   $12,314   $11,522
Tax expense not recognized on certain GAAP-basis
 capital gains or losses                                      (920)   (1,484)   (2,179)
Investment income not taxed                                   (286)     (299)     (452)
Merger related expenses                                        544         -         -
Amortization of purchase accounting adjustments                247       247       247
Other                                                        1,686     1,180       935
---------------------------------------------------------------------------------------
Income tax expense from continuing operations               16,815    11,958    10,073
---------------------------------------------------------------------------------------
Comprised of:
 Current expense                                            15,023     9,914     7,260
 Deferred expense                                            1,792     2,044     2,813
---------------------------------------------------------------------------------------
Income tax expense from continuing operations               16,815    11,958    10,073
---------------------------------------------------------------------------------------
Income tax expense (benefit) from discontinued operations  (13,088)    3,567     2,989
---------------------------------------------------------------------------------------
Total income tax expense                                   $ 3,727   $15,525   $13,062
---------------------------------------------------------------------------------------

Deferred income taxes (benefits) of $(11,526,000), $45,045,000, and $(24,451,000) have been provided in 1996, 1995, and 1994, respectively, which are recorded as a direct charge to shareholder's equity rather than net income. These taxes primarily relate to the change in net unrealized investment gains and losses.

Income taxes paid by WNIC were $10,759,000, $12,969,000, and $8,120,000 in 1996, 1995, and 1994, respectively.

The Internal Revenue Service is currently examining the Company's tax returns for 1992 through 1994.

Note J
Commitments and Contingencies

Leases
WNIC has noncancelable operating leases primarily for office space and office equipment, the most significant of which is a twenty-year lease of the Company's home office building with a related party as lessor. Future minimum lease payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1996 follow:


---------------------------------------------
(000s omitted)
---------------------------------------------
1997                              $  6,393
1998                                 5,084
1999                                 4,247
2000                                 3,925
2001                                 3,620
Thereafter                          40,952
---------------------------------------------
Total minimum lease commitments    $64,221
---------------------------------------------

Of the above future minimum lease commitments, $6,378,000 has been accrued for as part of the loss on sale of discontinued operations.

Rental expenses for continuing operations were $2,658,000, $3,348,000, and $2,893,000, in 1996, 1995, and 1994,
respectively.

As a result of the proposed merger with PennCorp, the Company is exploring the subleasing of its home office building. A sublease could result in a charge to earnings in future periods.

Financial Guarantees
The Company has entered into certain financial guarantees. A financial guarantee is a conditional commitment to guarantee the payment of an obligation by an unrelated entity to a third party and has off-balance sheet credit risk. The exposure to credit risk is represented by the amount the Company would be required to pay under certain circumstances.

At December 31, 1996 the Company had three financial guarantees totaling $11,460,000 with related letters of credit totaling $2,104,000 and a construction completion guarantee. At December 31, 1995 the Company had three financial guarantees totaling $11,600,000, related letters of credit of $2,133,000 and a construction completion guarantee. The Company feels it has adequate reserves for related potential losses.

Litigation
WNIC and certain affiliated companies have been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of such companies. A number of other legal actions have been filed which demand compensatory and punitive damages aggregating material dollar amounts. WNIC believes that such suits are substantially without merit and that valid defenses exist. WNIC's management and its chief legal officer are of the opinion that such litigation will not have a material effect on WNIC's results of operations or consolidated financial position. The amount involved in any proceeding, or group of proceedings presenting in large degree the same issues, does not exceed the materiality standard for disclosure contained in Instruction 2 to Item 103 of Regulation S-K.

In June 1996, the estate of a retired employee filed a lawsuit in the United States District Court for the Northern District of Illinois against WNIC, WNIC's parent, WNC, and the three individual trustees of the Washington National Insurance Company Home Office Group Insurance Plan (the Plan), and the Plan. The plaintiff purports to represent a class consisting of eligible retirees under the Plan who retired before January 1, 1992.

This complaint, brought under the Employee Retirement Income Security Act, centers around a January 1992 amendment to the Plan which resulted in a different coordination of benefits with Medicare. Also, at that time the retirees were first required to contribute a portion of their premium, whereas previously the Company paid 100% of retiree medical premium. Plaintiff seeks certification of the class, permanent no-cost retiree medical benefits, an accounting and repayment of premium contributions, attorney fees, costs and expenses, plus other appropriate equitable relief. Plaintiff utilizes several theories of recovery, namely, promissory estoppel, equitable estoppel, negligent misrepresentation, breach of fiduciary duty, and entitlement.

WNIC, WNC and the individual trustees believe that valid defenses exist and intend to contest vigorously the allegations made in the complaint.

State Guaranty Funds
Under insolvency or guaranty laws in most states in which the Company operates, insurers can be assessed for policyholder losses incurred by insolvent insurance companies. At present, most insolvency or guaranty laws provide for assessments based on the amount of insurance underwritten in a given jurisdiction. The Company paid $1,137,000, $1,934,000, and $2,850,000 in state guaranty fund assessments in 1996, 1995, and 1994, respectively, and had accrued liabilities of $4,483,000 and $3,478,000 for estimated future assessments at December 31, 1996 and 1995, respectively.

For 1996, $327,000 and $1,606,000 of the above paid and accrued guaranty fund assessments, respectively, relate to the discontinued operations.

The Company's accounting policy with regard to payments to state guaranty funds is to treat as assets any such payments in those states where current law allows an offset against future premium taxes if the Company expects to utilize the asset. At December 31, 1996 and 1995, other assets included $2,799,000 and $5,226,000, respectively, of deferred payments to state guaranty funds. Generally, these amounts will be used to offset future premium tax payments over periods from five to ten years. Under certain circumstances, including changes in state laws and a change in the Company's product mix, such amounts might become unrecoverable.

Note K
Mortgage Payable and Credit Arrangements

Mortgage Payable
Mortgage payable of $740,000 at December 31, 1996 consisted of a mortgage on investment real estate with an interest rate of 6.5% that matures in July, 1997. The property is pledged as collateral with a carrying value of $6,753,000 at December 31, 1996.

Interest paid on borrowings by WNIC was $71,000, $110,000, and $146,000, in 1996, 1995, and 1994, respectively.

Credit Arrangements
WNIC has a $10,000,000 short-term line of credit available with one bank which is also available to WNC and which was unused at December 31, 1996. The line of credit arrangement is renewable annually, but credit can be withdrawn at the bank's option.

In addition, WNIC has four letters of credit with varying terms and conditions totaling $2,184,000. As of December 31, 1996, the entire amount was unused.

Note L
Statutory Financial Information

WNIC and UPI prepare statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices currently include state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state, as well as practices described in National Association of Insurance Commissioners' publications. Permitted practices include practices not prescribed, but allowed, by the domiciliary state insurance department. The prescribed and permitted statutory accounting practices differ from GAAP.

Current statutory practice does not address reserves for certain endowment features of several life insurance products marketed by the Company which uses a practice permitted by its state of domicile and discounts the future benefit using mortality and interest rate assumptions.

A summary of statutory net income and capital and surplus as of and for the years ended December 31 follows:

-------------------------------------------------------------------
(000s omitted)                     1996       1995         1994
-------------------------------------------------------------------
Statutory net income          $  19,482   $  18,278   $  18,633
Statutory capital and surplus   240,034     231,930     221,270
-------------------------------------------------------------------

Dividends To Parent
The amount of dividends available for distribution without prior regulatory approval is limited by regulatory restrictions. This amount is the greater of: a) 10% of WNIC's and UPI's statutory capital and surplus as of the preceding year end; or b) WNIC's or UPI's statutory net income from operations for the preceding year. WNIC is permitted a maximum of $21,544,000 in dividend distributions to WNC in 1997 without the prior approval of regulatory authorities. UPI is permitted to pay $8,568,000 in dividends ($6,109,000 to WNIC and $2,459,000 to WNC) without prior regulatory approval. WNIC paid dividends of $11,200,000 to WNC in 1996. There were no dividends paid by UPI. In connection with the pending merger, the Illinois Insurance Department has approved WNIC's request to pay an extraordinary dividend of $75,000,000 in 1997.

Note M
Fair Value of Financial Instruments

The fair values of certain financial instruments along with their corresponding carrying values at December 31, 1996, and 1995 follow. As the fair value of all WNIC's assets and liabilities is not presented, this information in the aggregate does not represent the underlying value of WNIC. WNIC does not have any financial instruments held or issued for trading purposes.

-------------------------------------------------------------------------------------------------
                                                 1996                    1995
                                         --------------------    ---------------------
                                            Fair    Carrying        Fair    Carrying   Valuation
(000s omitted)                             Value       Value       Value       Value      Method
-------------------------------------------------------------------------------------------------
Financial assets
 Fixed maturities                     $1,931,129  $1,931,129  $2,060,710  $2,060,710         (1)
 Equity securities                         1,745       1,745       1,994       1,994         (1)
 Mortgage loans on real estate           271,965     257,635     336,366     317,249         (2)
 Policy loans                             54,258      55,798      53,665      56,279         (3)
 Cash and short-term investments         105,707     105,707      52,772      52,772         (4)
 Investment proceeds receivable            1,092       1,092       2,289       2,289         (4)
 Accrued investment income                31,671      31,671      32,652      32,652         (4)
 Separate Account investment                   -           -      11,840      11,840         (4)
Financial liabilities
 Investment-type insurance contracts   1,043,707   1,070,581   1,131,665   1,161,263         (3)
 Mortgage payable                            757         740       1,328       1,309         (2)
 Short-term borrowings                         -           -       1,175       1,175         (4)
Off-balance sheet guarantees
 Real estate developments                    110           -         157           -         (5)
-------------------------------------------------------------------------------------------------
(1)Fair values are based on publicly quoted market prices at the close of trading on the last business day of the year. In cases where publicly quoted market prices are not available, fair values are based on estimates using values obtained from independent pricing services or, in the case of private
   placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.
(2)Fair values are estimated using discounted cash flow
   analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. A
   pricing cap is put on mortgage loans that carry significant above-market interest rate yields to reflect the prepayment risk.
(3)Fair values are estimated using discounted cash flow
   calculations based on interest rates currently being offered for similar contracts with similar maturities.
(4)Carrying value approximates fair value.
(5)Fair values are based on estimates of fees to guarantee
   similar developments. In addition, the Company has a
   construction completion guarantee pertaining to a joint
   venture investment. The Company does not feel that estimating a fair value for the instrument is practicable due to the
   inability to estimate cash flows. See Note J for further
   discussion of guarantees.

Note N
Segment Information

WNIC has two business segments: insurance operations and corporate and other. Prior to the sale of the Company's health business, the Company had three business segments (see Note D). The corporate and other segment includes realized investment gains and losses and operations that do not specifically support the insurance operations. Assets not individually identifiable by segment are allocated, generally, based on the amount of segment liabilities. Depreciation expense and capital expenditures are not material. Revenues, pretax income from continuing operations, and assets by segment for the years ended and at December 31 follow:

-----------------------------------------------------------------------------------------
(000s omitted)                                           1996          1995         1994
-----------------------------------------------------------------------------------------
Revenues from continuing operations (1)
 Insurance operations                              $  318,092    $  309,054   $  299,105
 Corporate and other                                   10,247         8,274        5,913
-----------------------------------------------------------------------------------------
Consolidated total                                 $  328,339    $  317,328   $  305,018
-----------------------------------------------------------------------------------------
Pretax income(loss) from continuing operations (1)
 Insurance operations                              $   44,361    $   37,794   $   34,397
 Corporate and other                                       50        (2,612)      (1,476)
-----------------------------------------------------------------------------------------
Consolidated total                                 $   44,411    $   35,182   $   32,921
-----------------------------------------------------------------------------------------
Assets
 Insurance operations                              $2,431,614    $2,512,050   $2,345,240
 Corporate and other                                  214,568       210,267      210,871
 Discontinued operations                              220,444       287,156      250,246
-----------------------------------------------------------------------------------------
Consolidated total                                 $2,866,626    $3,009,473   $2,806,357
-----------------------------------------------------------------------------------------
(1)     Prior year amounts have been reclassified to reflect the
   discontinued operations of the health business.

Actuarial estimates are used in determining certain policy liabilities and deferred acquisition costs which in turn effect the reported profitability of the insurance operations segment. Actual results can differ materially from these actuarial estimates. In addition, changes in these estimates, where required, may have a significant effect on reported net income, especially in the year of the change.

The profits of the insurance operations segment are highly dependent on interest rate spreads, which is the difference between the amount earned on investments and the amount credited to policyholders. Increases in market interest rates could result in the need to credit higher rates to policyholders without a comparable increase in the rate earned on the Company's invested assets; they could also result in customers surrendering their policies to obtain higher rates from other insurance companies or alternative products. Decreases in market interest rates could result in inadequate spreads due to the inability to lower credited rates below certain minimum guarantees as to such rates.

The profitability of most of the Company's products depends on the ability to attract and retain customers at a price level sufficient to cover the various expenses incurred by the Company. The nature of these products is such that customers can in most cases easily transfer to other insurance carriers offering more attractive coverage. The profitability of the products may change over time depending on the degree of competition in the markets for such products.

The registrant hereby incorporates by reference the March 1, 1997
Fundamental Investors Prospectus, file number
811-32, filed with the Commission on March 5, 1997.